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                               AMENDMENT NO. 2 TO
                      LETTER AGREEMENT AND PROMISSORY NOTE

     THIS AMENDMENT NO. 2, dated as of the 21st day of February, 1995, by and between BINKS MANUFACTURING COMPANY, a Delaware corporation, of Franklin Park, Illinois (herein called "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank");

                                   WITNESSETH:

     WHEREAS, said parties desire to amend that certain Letter Agreement dated November 27, 1992, entered into by and between Company and Bank, as amended by Amendment No. 1 dated as of November 26, 1993 (herein called the "Agreement");

     WHEREAS, said parties further desire to amend that certain Promissory Note dated November 27, 1992, executed by Company to Bank in the original amount of Five Million Dollars ($5,000,000.00), as amended by said Amendment No. 1 (herein called the "Note").

     NOW THEREFORE, in consideration of the premises, and for other valuable consideration, Company and Bank and Bank hereby agree as follows:

1.   The Agreement is hereby amended as follows:

     (a) Sections 1(r), 7(c), and 9(c)(v) are each amended by deleting all references therein to the term "sixty (60)", and replacing the same with "one hundred eighty (180)".

     (b)  Section 1(v) is hereby amended in its entirety as follows:

          "(v) `Termination Date' means February 28, 1996."

     (c) Section 3 is hereby amended by inserting the following language after the words "Repayment Date" at the end of the second sentence thereof:

               "; provided, however, in the event that such Repayment Date for any such Quoted Rate Loan shall be more than ninety (90) days after the date of such Quoted Rate Loan, interest thereon shall also be payable at intervals of ninety (90) days from the date thereof"

2. The maturity date of the Note shall be February 28, 1996, in lieu of February 28, 1995.
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3.   The form of Request for Bankers Acceptance and Power of Attorney attached to the Agreement as Exhibit "C" is hereby amended and restated in its entirety to conform to the Request for Bankers Acceptance and Power of Attorney attached to this Amendment No. 2 as Exhibit "C".

     Company hereby acknowledges that Bank has extended to Binks de Mexico, S.A. de C.V. (herein called "Binks de Mexico"), a Subsidiary (as defined in the Agreement) of Company, a line of credit in the principal amount of One Hundred Fifty Thousand Dollars ($150,000.00), subject to a Letter Agreement dated as of February 28, 1995, by and between Bank and Binks de Mexico (herein called the "Binks de Mexico Agreement"). Company previously executed and delivered unto Bank a Guaranty dated January 19, 1993, wherein Company unconditionally guaranteed the repayment of all indebtedness of Binks de Mexico to Bank, and Company hereby acknowledges, ratifies and affirms its liabilities and obligations under said Guaranty. Company further acknowledges and agrees that, to the extent of the principal amount outstanding at any time under the Binks de Mexico Agreement, the maximum amount available for borrowing under and pursuant to the terms and conditions of the Agreement, whether Loans or Acceptance, shall be reduced by a like amount.

     Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 15(a) through 15(f) (provided that Schedule 15(c) is hereby amended to include the information set forth in Annex 1 attached hereto) of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 15(g) of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 16(a) of the Agreement; and (d) no Default or Event of Default has occurred and is continuing as of the date hereof.

     This Amendment shall be effective as of the date hereof.

     Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.


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     Capitalized terms used but not otherwise expressly defined herein shall have the meanings ascribed to them in the Agreement.

     WITNESS the due execution hereof on the day and year first above written.

COMERICA                                BINKS MANUFACTURING COMPANY

By:/s/ Pietro Sarcina                   By:/s/ Burke B. Roche
   --------------------------------        ------------------------------------

 Its: Vice President                     Its: President
     ------------------------------          ----------------------------------

                                        By:
                                           ------------------------------------

                                         Its:
                                             ----------------------------------


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